UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2014

(Exact Name of Registrant as Specified in Its Charter)

OHIO	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this prospectus supplement or the documents incorporated by reference herein, including the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01 Other Events

Offering of Senior Notes. On February 28, 2014, Fifth Third closed the sale of $500,000,000 in principal amount of its 2.30% Senior Notes due 2019 (the “Senior Notes Offering”). The net proceeds from the Senior Notes Offering after underwriting discounts and estimated expenses to be paid by Fifth Third totaled approximately $497,000,000.

On February 25, 2014, Fifth Third entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Fifth Third Securities, Inc. and J.P. Morgan Securities LLC for the Senior Notes Offering. On February 28, 2014, Fifth Third entered into a Supplemental Indenture with Wilmington Trust Company, as Trustee, which modifies the existing Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third and the Trustee. The Supplemental Indenture and the Indenture define the rights of the 2.30% Senior Notes due 2019 (the “Senior Notes”), which Senior Notes are represented by a Global Security dated as of February 28, 2014.

The Senior Notes Offering is described in Fifth Third’s prospectus supplement dated February 25, 2014, together with the related prospectus dated March 26, 2013, filed with the Securities and Exchange Commission under Rule 424(b) on February 27, 2014.

The Underwriting Agreement, the Supplemental Indenture and the Global Security representing the Senior Notes contain various representations, warranties and agreements by Fifth Third, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. The descriptions of the Underwriting Agreement, the Supplemental Indenture and the Global Security, and other documents relating to this transaction do not purport to be complete and are qualified in their entirety by reference to the full text of such securities and documents, forms or copies of which are attached hereto as exhibits and incorporated herein by reference.

*****************

The Senior Notes being sold in the Senior Notes Offering were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-187546) filed with the Securities and Exchange Commission on March 26, 2013.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibits below relate to Registration Number 333-187546 on Form S-3 of Fifth Third Bancorp and are filed herewith for incorporation by reference in such Registration Statement:

1.1 – Underwriting Agreement dated as of February 25, 2014 among Fifth Third Bancorp and Deutsche Bank Securities Inc., Fifth Third Securities, Inc. and J.P. Morgan Securities LLC.*

4.1 - Third Supplemental Indenture dated as of February 28, 2014 between Fifth Third Bancorp and Wilmington Trust Company, as Trustee, to the Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third Bancorp and the Trustee.*

4.2 – Global Security dated as of February 28, 2014, representing Fifth Third Bancorp’s $500,000,000 in principal amount of its 2.30% Senior Notes due 2019.*

5.1 – Opinion of Graydon Head & Ritchey LLP regarding legality of the 2.30% Senior Notes due 2019.*

5.2 – Opinion of James R. Hubbard, Senior Vice President and Chief Legal Officer, regarding legality of the 2.30% Senior Notes due 2019.*

23.1 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.1).*

23.2 – Consent of James R. Hubbard, Senior Vice President and Chief Legal Officer (included in opinion filed as Exhibit 5.2).*

*	Previously filed on February 28, 2014 with the initial Form 8-K to which this Amendment relates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

February 28, 2014	/s/ TAYFUN TUZUN
Tayfun Tuzun
Executive Vice President and Chief Financial Officer